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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 1996



                         TRANS WORLD AIRLINES, INC.
           (Exact Name of Registrant as Specified in its Charter)


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
              DELAWARE                              1-7815                             43-1145889
   (State or other jurisdiction of         (Commission File Number)          (I.R.S. Employer Identification No.)
   incorporation or organization)


                                One City Centre
                               515 N. 6th Street
                           St. Louis, Missouri 63101
                                 (314) 589-3000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                          -------------------------

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ITEM 5.

         Trans World Airlines, Inc. (the "Company" or "TWA") hereby files a copy of its press release pursuant to Rule 135c with respect to the offering of its 8% Cumulative Convertible Exchangeable Preferred Stock. Such press release is attached as Exhibit 99.1 and forms a part of this current report.


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EXHIBITS

99.1 Press Release announcing offering of 8% Cumulative Convertible Exchangeable Preferred Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANS WORLD AIRLINES, INC.



Date: March 19, 1996                       By:  /s/ Richard P. Magurno
                                               ---------------------------------
                                               Richard P. Magurno
                                               Senior Vice President and General
                                               Counsel



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                                                          EXHIBIT 99.1